JPMORGAN TRUST II

J.P. Morgan Income Funds

JPMorgan Core Plus Bond Fund (the “Fund”)

(All Share Classes)

Supplement dated February 14, 2022 to the Summary

Prospectuses and Prospectuses dated July 1, 2021, as supplemented

Effective March 1, 2022, the sixth paragraph under “What are the Fund’s main investment strategies?” in the Risk/Return Summary section as well as the fourth paragraph in the “More About the Funds — Additional Information About the Funds’ Investment Strategies” for the Fund are hereby deleted and replaced with the following:

Up to 25% of the Fund’s Assets may be invested in foreign securities, including securities denominated in foreign currencies (some of which may be below investment grade securities). Foreign securities include securities issued by foreign governments or their agencies and instrumentalities and companies that are incorporated outside the United States, including securities from issuers in countries whose economies are less developed (emerging markets), but do not include collateralized loan obligations (CLOs) that are denominated in U.S. dollars. The Fund’s investments in below investment grade securities or the unrated equivalent including below investment grade foreign securities will not, under normal circumstances, exceed more than 30% of the Fund’s total assets.

In addition, the below is added as the last paragraph of the Fund’s section in “More About the Funds — Additional Information About the Funds’ Investment Strategies”:

The Fund may utilize CLOs as an additional strategy.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE

SUP-CPB-222